Exhibit 10 (aaaaab)

       TRANSFER OF THIS BOND IS RESTRICTED BY THE TERMS OF THE INDENTURE
               AS DEFINED HEREIN, INCLUDING SECTION 3.12 THEREOF

       THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND MAY BE LESS THAN THE
        FACE AMOUNT HEREOF AS A RESULT OF CERTAIN PARTIAL REDEMPTIONS OF
        THIS BOND; NOTATIONS OF PARTIAL REDEMPTIONS ARE SET FORTH ON THE
       ATTACHED TABLE OF PARTIAL REDEMPTIONS, HOWEVER THE RECORDS OF THE
          TRUSTEE (AND NOT THE TABLE OF PARTIAL REDEMPTIONS) SHALL BE
        CONCLUSIVE EVIDENCE OF THE OUTSTANDING PRINCIPAL AMOUNT HEREOF.

                            UNITED STATES OF AMERICA
                                STATE OF GEORGIA

             HOUSING AUTHORITY OF THE CITY OF GAINESVILLE, GEORGIA
                        Multifamily Housing Revenue Bond
                        (Lenox Park Apartments Project)
                                  Series 1999

Number: R-2
Dated Date: July 29, 1999
Maturity Date: July 1, 2041
Registered Owner: Charter Mac Equity Issuer Trust
Principal Amount: $13,000,000
Interest Rate: 6.80%

      Housing Authority of the City of Gainesville, Georgia (the "Issuer"), a public body corporate and politic of the State of Georgia (the "State"), created and existing under and by virtue of the laws of the State, hereby acknowledges itself indebted and for value received promises to pay to the registered owner hereof stated above, or registered assigns, at the maturity date stated above, but only from the sources and as hereinafter provided, upon presentation and surrender of this Bond at the principal office of First Union National Bank in Atlanta, Georgia, or its successor as trustee (the "Trustee"), under the Indenture (described below), the principal amount stated above, and to pay interest on said principal amount at the interest rate set forth above, from and including the dated date hereof until the principal amount shall have been paid in accordance with the terms of this Bond and the Indenture, as and when set forth below, but only from the sources and as hereinafter provided, by wire transfer if there be one Owner of all of the Bonds or otherwise by check or draft mailed to the record Owners of Bonds as the same appear upon the books of registry to be maintained by the Trustee, as registrar.

            This Bond is one of a series of bonds (the "Bonds") issued in the aggregate principal amount of $13,000,000 pursuant to, and is subject to, the Trust Indenture dated as of July 1, 1999 between the Issuer and the Trustee (as amended and supplemented from time to time, the "Indenture"), and the Housing Authorities Law, O.C.G.A. Section 8-3-1, et seq., as amended (the "Act"). Reference is made to the Indenture and the Act for a full statement of their respective terms. Capitalized terms used herein and not otherwise defined herein have the respective meanings accorded such terms in the Indenture, which are hereby incorporated herein by reference. The Indenture does not permit the issuance of additional bonds. The Bonds are all of like tenor, except as to numbers and denominations, and are issued for the purposes of providing construction and permanent financing for qualified multifamily rental housing units in the State and of paying certain expenses incidental thereto. Pursuant to a Loan Agreement dated as of July 1, 1999, and a Promissory Note (the "Note") dated the date of issuance of the Bonds, Lenox Park Partners, L.P., a Georgia limited partnership (the "Developer"), has agreed to make payments to the Issuer in amounts equal to amounts of principal of and premium, if any, and interest on the Bonds.

            The Bonds shall be special and limited obligations of the Issuer payable only from the sources provided in this Indenture and neither the State nor any political subdivision thereof shall be liable on the Bonds. THE OBLIGATIONS OF THE ISSUER ON THIS BOND ARE EXPRESSLY LIMITED TO AND ARE PAYABLE SOLELY FROM (I) THE PAYMENTS MADE PURSUANT TO THE LOAN AGREEMENT AND THE NOTE BY THE DEVELOPER, AND THE SECURITY THEREFOR PROVIDED BY THE DEED TO SECURE DEBT AND SECURITY AGREEMENT FROM THE DEVELOPER FOR THE BENEFIT OF THE TRUSTEE, DATED AS OF JULY 1, 1999, AND THE ASSIGNMENT OF LEASES, RENTS AND OTHER INCOME FROM THE DEVELOPER TO THE TRUSTEE, DATED AS OF JULY 1,1999, ALL OF WHICH HAVE BEEN ASSIGNED TO THE TRUSTEE PURSUANT TO THE INDENTURE, AND (II) ANY ADDITIONAL SECURITY PROVIDED IN THE INDENTURE. Neither the State of Georgia nor any political subdivision thereof shall in any event be liable for the payment of the principal of or interest on any Bonds, or for the performance of any pledge, deed of trust, obligation or agreement of any kind whatsoever that may be undertaken by the Issuer, and none of the Bonds or any of its agreements or obligations shall be construed to constitute a debt or a pledge of the faith and credit of the State of Georgia or any political subdivision thereof within the meaning of any constitutional or statutory provision whatsoever, and shall not directly, indirectly or contingently obligate the State of Georgia or any of its political subdivisions to levy or to pledge any form of taxation whatsoever therefor or to make an appropriation for the payment thereof; nor shall any breach of any such pledge, deed of trust, obligation or agreement impose any pecuniary liability upon any member, officer, employee or agent of the Issuer, or any charge upon the general credit of the Issuer, or any pecuniary liability upon the Issuer payable from any moneys, revenues, payments and proceeds other than those first above specified.

            Interest on the Bonds. The Bonds (including this Bond) shall bear interest on the outstanding principal amount thereof from and including the dated date hereof to the date of maturity or redemption or acceleration prior to maturity at a rate of six and eighty-hundredths percent (6.80%) per annum computed on the basis of a 360-day year comprised of twelve 30-day months. The interest payable on the Bonds as provided above shall be payable on the first day of each month commencing September 1, 1999, and on each Bond Payment Date.

            Registration and Transfer. This Bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the office of the Trustee as registrar, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds, of any authorized denomination or denominations, of the same maturity and for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Bonds are issuable as fully registered Bonds in Authorized Denominations as provided in the Indenture. The Issuer, the Trustee, and any other person may treat the person in whose name this Bond is registered on the books of registry as the Owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and no person shall be affected by notice to the contrary.

            Redemption of Bonds; Notation of Partial Redemptions. The Bonds are subject to optional and mandatory redemption by the Issuer and purchase in lieu of redemption by the Developer prior to maturity as a whole or in part at such time or times, under such circumstances, at such redemption prices and in such manner as is set forth in the Indenture. In the event of a partial redemption of this Bond, the owner hereof shall endorse on the Table of Partial Redemptions attached hereto the amount and date of such partial redemption. Neither the Trustee nor the Issuer shall be responsible for the owner's failure properly to make any such endorsement and, in any event, the records of the Trustee (and not any such endorsement) shall be conclusive evidence of the outstanding amount of this Bond.

            Enforcement. Only the Trustee shall have the right to enforce the provisions of this Bond or the Indenture or to institute any action to enforce the covenants herein or therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default occurs and is continuing, the principal of all Bonds then outstanding may be declared due and payable by the Trustee upon the conditions and in the manner and with the effect provided in the Indenture. As provided in the Indenture, and to the extent permitted by law, interest and a penalty rate of interest shall be payable on unpaid amounts due hereon.

            Discharge. The Indenture prescribes the manner in which it may be discharged and after which the Bonds shall be deemed to be paid and no longer be secured by or entitled to the benefits of the Indenture, except for the purposes of registration and exchange of Bonds and of such payment.

            Modifications. Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

            This Bond shall not be valid or obligatory for any purpose until it shall have been signed on behalf of the Issuer and such signature attested, by the officer, and in the manner, provided in the Indenture, and authenticated by a duly authorized representative of the Trustee, as Authenticating Agent.

            It is hereby certified and recited that all conditions, acts and things required by the statutes of the State or by the Act or the Indenture to exist, to have happened or to have been performed precedent to or in the issuance of this Bond exist, have happened and have been performed and that the issue of the Bonds, together with all other indebtedness of the Issuer, is within every debt and other limit prescribed by said statutes.

                  IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed as of the Dated Date stated above.

                                        HOUSING AUTHORITY OF THE CITY OF
                                        GAINESVILLE, GEORGIA


                                        By: /s/ J. Austin Edmondson
                                            ------------------------------------
                                            Chairman

                                            J. Austin Edmondson

(SEAL)
Attest:


/s/ Sterling Embry
------------------
Secretary
Sterling Embry

                         CERTIFICATE OF AUTHENTICATION

            This Bond is one of the Bonds described in the within mentioned Indenture and is one of the Multifamily Housing Revenue Bonds (Lenox Park Apartments Project) Series 1999 of the Housing Authority of the City of Gainesville, Georgia.

                                        FIRST UNION NATIONAL BANK,
                                        as Trustee and Authenticating Agent


                                        By: /s/ Emily Katt
                                            ------------------------------------
                                            Authorized Representative
                                            Emily Katt

Date of Authentication:
August 24, 1999

                             VALIDATION CERTIFICATE

STATE OF GEORGIA
COUNTY OF HALL

      The undersigned Clerk of the Superior Court of Hall County, Georgia HEREBY CERTIFIES that the within bond was confirmed and validated by judgment of the Superior Court of Hall County, Georgia, rendered on the 26th day of July, 1999, that no intervention or objection was filed thereto and that no appeal has been taken therefrom.

      WITNESS the manual or duly authorized reproduced facsimile of my signature and the impressed or reproduced facsimile seal of said Court.


                                        /s/ Dwight S. Wood
                                        ----------------------------------------
                                        Clerk, Superior Court
                                        Hall County, Georgia
                                        Dwight S. Wood
                                        (SEAL)

                                     [SEAL]

                               FORM OF ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________ the within and hereby authorizes the transfer of this Bond on the registration books of the Trustee.


                                        Dated:
                                               ---------------------------------
                                               Authorized Signature

                                               ---------------------------------
                                               Name of Transferee

--------------------------------
Signature Guaranteed by


--------------------------------
Name of Bank
By:
    ----------------------------
Title:
       -------------------------

                          TABLE OF PARTIAL REDEMPTIONS

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                  Amount of Partial        Unpaid Balance of
      Date           Redemption                Principal            Notation By
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